EX 99.28(d)(1)(x)

Amendment to

Amended and Restated Investment Advisory

and Management Agreement

Between JNL Series Trust and

Jackson National Asset Management, LLC

This Amendment is made by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

Whereas, the Trust and the Adviser entered into an Amended and Restated Investment Advisory and Management Agreement effective as of the 1st day of July, 2013, as amended (the "Agreement"), whereby the Adviser agreed to provide certain investment advisory services to several separate series of shares (each a "Fund") of the Trust, as listed on Schedule A of the Agreement.

Whereas, the JNL Multi-Manager Mid Cap Fund has been approved as a new fund by the Board of Trustees of the Trust.

Whereas, fee changes for the following Funds have been approved by the Board of Trustees of the Trust:

1.	JNL/FPA + DoubleLine Flexible Allocation Fund;
2.	JNL/Franklin Templeton Global MultiSector Bond Fund;
3.	JNL/Franklin Templeton International Small Cap Growth Fund; and
4.	JNL/PPM America Floating Rate Income Fund).

Whereas, pursuant to approval of the JNL Multi-Manager Mid Cap Fund and approval of fee changes for the Funds, as outlined above, the parties have agreed to amend Schedule A and Schedule B of the Agreement to add the JNL Multi-Manager Mid Cap Fund and its fees thereto and to amend Schedule B of the Agreement to update fees for each respective Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated September 19, 2016, attached hereto.

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated September 19, 2016, attached hereto.

3.
Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4.	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Trust have caused this Amendment to be executed, effective September 19, 2016.
JNL Series Trust		Jackson National Asset Management, LLC

By:	/s/ Kristen K. Leeman	By:	/s/ Mark D. Nerud
Name:	Kristen K. Leeman	Name:	Mark D. Nerud
Title:	Assistant Secretary	Title:	President and CEO

Schedule A
Dated September 19, 2016
(List of Funds)

Funds

JNL/American Funds Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL Multi-Manager Alternative Fund
JNL Multi-Manager Mid Cap Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund
JNL Institutional Alt 20 Fund
JNL Institutional Alt 35 Fund
JNL Institutional Alt 50 Fund
JNL Alt 65 Fund
JNL/American Funds Balanced Allocation Fund
JNL/American Funds Growth Allocation Fund
JNL/AB Dynamic Asset Allocation Fund
JNL/AQR Managed Futures Strategy Fund
JNL/BlackRock Natural Resources Fund
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Large Cap Select Growth Fund
JNL/Boston Partners Global Long Short Equity Fund
JNL/Brookfield Global Infrastructure and MLP Fund
JNL/Capital Guardian Global Balanced Fund
JNL/Causeway International Value Select Fund

Funds

JNL/Crescent High Income Fund
JNL/DFA U.S. Core Equity Fund
JNL/DoubleLine Emerging Markets Fixed Income Fund
JNL/DoubleLine Shiller Enhanced CAPE Fund
JNL/FPA + DoubleLine Flexible Allocation Fund
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Growth Fund
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Growth Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs U.S. Equity Flex Fund
JNL/Harris Oakmark Global Equity Fund
JNL/Invesco China-India Fund
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Mid Cap Value Fund
JNL/Invesco Small Cap Growth Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund
JNL/Mellon Capital 10 x 10 Fund
JNL/Mellon Capital Index 5 Fund
JNL/Mellon Capital Emerging Markets Index Fund

Funds

JNL/Mellon Capital European 30 Fund
JNL/Mellon Capital Pacific Rim 30 Fund
JNL/Mellon Capital S&P 500 Index Fund
JNL/Mellon Capital S&P 400 MidCap Index Fund
JNL/Mellon Capital Small Cap Index Fund
JNL/Mellon Capital International Index Fund
JNL/Mellon Capital Bond Index Fund
JNL/Mellon Capital Utilities Sector Fund
JNL/MMRS Conservative Fund
JNL/MMRS Growth Fund
JNL/MMRS Moderate Fund
JNL/Morgan Stanley Mid Cap Growth Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/Oppenheimer Emerging Markets Innovator Fund
JNL/Oppenheimer Global Growth Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America Floating Rate Income Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Total Return Fund
JNL/PPM America Value Equity Fund
JNL/Red Rocks Listed Private Equity Fund
JNL/Scout Unconstrained Bond Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund

Funds

JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price Value Fund
JNL/Westchester Capital Event Driven Fund
JNL/WMC Balanced Fund
JNL/WMC Money Market Fund
JNL/WMC Value Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Total Yield Fund
JNL/S&P Mid 3 Fund
JNL/S&P International 5 Fund
JNL/S&P 4 Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Aggressive Growth Fund
JNL Disciplined Moderate Fund
JNL Disciplined Moderate Growth Fund
JNL Disciplined Growth Fund

Schedule B
Dated September 19, 2016
 (Compensation)

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/American Funds Blue Chip Income and Growth Fund	$0 to $1 billion Over $1 billion	.70% .65%
JNL/American Funds Global Bond Fund	$0 to $1 billion Over $1 billion	.70% .65%
JNL/American Funds Global Small Capitalization Fund	$0 to $1 billion Over $1 billion	.75% .70%
JNL/American Funds Growth-Income Fund	$0 to $1 billion Over $1 billion	.70% .65%
JNL/American Funds International Fund	$0 to $1 billion Over $1 billion	.85% .80%
JNL/American Funds New World Fund	$0 to $1 billion Over $1 billion	1.05% 1.00%
JNL Multi-Manager Alternative Fund	$0 to $1 billion Over $1 billion	1.75% 1.70%
JNL Multi-Manager Mid Cap Fund	$0 to $500 million $500 million to $1 billion Over $1 billion	.75% .725% .70%
JNL Multi-Manager Small Cap Growth Fund	$0 to $100 million $100 million to $500 million Over $500 million	.75% .70% .65%
JNL Multi-Manager Small Cap Value Fund	$0 to $200 million $200 million to $500 million Over $500 million	.85% .77% .75%
JNL Institutional Alt 20 Fund	$0 to $500 million Over $500 million	.15% .10%
JNL Institutional Alt 35 Fund	$0 to $500 million Over $500 million	.15% .10%
JNL Institutional Alt 50 Fund	$0 to $500 million Over $500 million	.15% .10%
JNL Alt 65 Fund	$0 to $500 million Over $500 million	.15% .10%
JNL/American Funds Balanced Allocation Fund	$0 to $1 billion Over $1 billion	.300% .275%
JNL/American Funds Growth Allocation Fund	$0 to $1 billion Over $1 billion	.300% .275%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/AB Dynamic Asset Allocation Fund	$0 to $1 billion Over $1 billion	.75% .70%
JNL/AQR Managed Futures Strategy Fund	$0 to $500 million $500 million to $1 billion Over $1 billion	.95% .90% .85%
JNL/BlackRock Natural Resources Fund	$0 to $300 million Over $300 million	.70% .60%
JNL/BlackRock Global Allocation Fund	$0 to $1 billion Over $1 billion	.75% .70%
JNL/BlackRock Large Cap Select Growth Fund	$0 to $150 million $150 million to $500 million $500 million to $750 million Over $750 million	.70% .65% .60% .55%
JNL/Boston Partners Global Long Short Equity Fund	$0 to $1 billion Over $1 billion	1.20% 1.15%
JNL/Brookfield Global Infrastructure and MLP Fund	$0 to $1 billion Over $1 billion	.80% .75%
JNL/Capital Guardian Global Balanced Fund	$0 to $500 million Over $500 million	.65% .60%
JNL/Causeway International Value Select Fund	$0 to $150 million $150 million to $500 million Over $500 million	.70% .65% .60%
JNL/Crescent High Income Fund	$0 to $1 billion Over $1 billion	.65% .60%
JNL/DFA U.S. Core Equity Fund	$0 to $100 million $100 million to $300 million Over $300 million	.65% .60% .55%
JNL/DoubleLine Emerging Markets Fixed Income Fund	$0 to $500 million Over $500 million	.75% .70%
JNL/DoubleLine Shiller Enhanced CAPE Fund	$0 to $500 million Over $500 million	.75% .70%
JNL/FPA + DoubleLine Flexible Allocation Fund	$0 to $1 billion $1 billion to $2 billion Over $2 billion	.85% .80% .75%
JNL/Franklin Templeton Founding Strategy Fund	All Assets	0%
JNL/Franklin Templeton Global Growth Fund	$0 to $300 million $300 million to $500 million Over $500 million	.75% .65% .60%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Franklin Templeton Global Multisector Bond Fund	$0 to $1 billion $1 billion to $2 billion Over $2 billion	.70% .65% .60%
JNL/Franklin Templeton Income Fund	$0 to $100 million $100 million to $200 million $200 million to $500 million Over $500 million	.80% .75% .65% .60%
JNL/Franklin Templeton International Small Cap Growth Fund	$0 to $500 million Over $500 million	.925% .875%
JNL/Franklin Templeton Mutual Shares Fund	$0 to $500 million Over $500 million	.75% .70%
JNL/Goldman Sachs Core Plus Bond Fund	$0 to $500 million $500 million to $1 billion Over $1 billion	.60% .55% .50%
JNL/Goldman Sachs Emerging Markets Debt Fund	$0 to $200 million $200 million to $1 billion Over $1 billion	.75% .70% .675%
JNL/Goldman Sachs Mid Cap Value Fund	$0 to $100 million Over $100 million	.75% .70%
JNL/Goldman Sachs U.S. Equity Flex Fund	$0 to $300 million Over $300 million	.80% .75%
JNL/Harris Oakmark Global Equity Fund	$0 to $1 billion Over $1 billion	.85% .80%
JNL/Invesco China-India Fund	$0 to $500 million Over $500 million	.90% .85%
JNL/Invesco Global Real Estate Fund	$0 to $50 million Over $50 million	.75% .70%
JNL/Invesco International Growth Fund	$0 to $150 million $150 million to $500 million Over $500 million	.70% .65% .60%
JNL/Invesco Mid Cap Value Fund	$0 to $50 million $50 million to $250 million Over $250 million	.75% .70% .65%
JNL/Invesco Small Cap Growth Fund	$0 to $300 million Over $300 million	.85% .80%
JNL/JPMorgan MidCap Growth Fund	$0 to $250 million $250 million to $750 million $750 million to $1,500 million Over $1,500 million	.70% .65% .60% .55%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $150 million $150 million to $300 million $300 million to $500 million Over $500 million	.50% .45% .40% .35%
JNL/Lazard Emerging Markets Fund	$0 to $100 million $100 million to $250 million Over $250 million	1.00% .90% .85%
JNL/Mellon Capital 10 x 10 Fund	All assets	0%
JNL/Mellon Capital Index 5 Fund	All assets	0%
JNL/Mellon Capital Emerging Markets Index Fund	$0 to $500 million Over $500 million	.40% .35%
JNL/Mellon Capital European 30 Fund	$0 to $50 million $50 million to $100 million Over $100 million	.37% .31% .28%
JNL/Mellon Capital Pacific Rim 30 Fund	$0 to $50 million $50 million to $100 million Over $100 million	.37% .31% .28%
JNL/Mellon Capital S&P 500 Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion Over $3 billion	.28% .24% .23% .22%
JNL/Mellon Capital S&P 400 MidCap Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion Over $3 billion	.29% .24% .23% .22%
JNL/Mellon Capital Small Cap Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion Over $3 billion	.29% .24% .23% .22%
JNL/Mellon Capital International Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	.30% .25% .24%
JNL/Mellon Capital Bond Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	.30% .25% .24%
JNL/Mellon Capital Utilities Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion Over $3 billion	.34% .31% .28% .27% .26%
JNL/MMRS Conservative Fund	$0 to $1 billion Over $1 billion	.30% .25%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/MMRS Growth Fund	$0 to $1 billion Over $1 billion	.30% .25%
JNL/MMRS Moderate Fund	$0 to $1 billion Over $1 billion	.30% .25%
JNL/Morgan Stanley Mid Cap Growth Fund	$0 to $1 billion Over $1 billion	.75% .70%
JNL/Neuberger Berman Strategic Income Fund	$0 to $500 million $500 million to $1 billion Over $1 billion	.60% .55% .50%
JNL/Oppenheimer Emerging Markets Innovator Fund	$0 to $1 billion Over $1 billion	1.10% 1.05%
JNL/Oppenheimer Global Growth Fund	$0 to $300 million Over $300 million	.70% .60%
JNL/PIMCO Real Return Fund	$0 to $1 billion Over $1 billion	.50% .475%
JNL/PIMCO Total Return Bond Fund	$0 to $3 billion Over $3 billion	.50% .49%
JNL/PPM America Floating Rate Income Fund	$0 to $500 million $500 million to $1 billion Over $1 billion	.65% .60% .55%
JNL/PPM America High Yield Bond Fund	$0 to $150 million $150 million to $500 million Over $500 million	.50% .45% .425%
JNL/PPM America Mid Cap Value Fund	$0 to $500 million Over $500 million	.75% .70%
JNL/PPM America Small Cap Value Fund	$0 to $500 million Over $500 million	.75% .70%
JNL/PPM America Total Return Fund	$0 to $1 billion Over $1 billion	.50% .45%
JNL/PPM America Value Equity Fund	$0 to $300 million Over $300 million	.55% .50%
JNL/Red Rocks Listed Private Equity Fund	$0 to $200 million Over $200 million	.85% .80%
JNL/Scout Unconstrained Bond Fund	$0 to $1 billion Over $1 billion	.65% .60%
JNL/T. Rowe Price Established Growth Fund	$0 to $150 million $150 million to $500 million Over $500 million	.65% .60% .55%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $150 million Over $150 million	.75% .70%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $250 million $250 million to $1.5 billion Over $1.5 billion	.45% .40% .375%
JNL/T. Rowe Price Value Fund	$0 to $150 million $150 million to $500 million Over $500 million	.70% .65% .60%
JNL/Westchester Capital Event Driven Fund	$0 to $1 billion Over $1 billion	1.10% .95%
JNL/WMC Balanced Fund	$0 to $50 million $50 million to $150 million $150 million to $300 million $300 million to $500 million Over $500 million	.55% .50% .475% .45% .425%
JNL/WMC Money Market Fund	$0 to $500 million Over $500 million	0.28% 0.25%
JNL/WMC Value Fund	$0 to $300 million $300 million to $500 million Over $500 million	.55% .50% .45%
JNL/S&P Competitive Advantage Fund	$0 to $500 million Over $500 million	.40% .35%
JNL/S&P Dividend Income & Growth Fund	$0 to $500 million Over $500 million	.40% .35%
JNL/S&P Intrinsic Value Fund	$0 to $500 million Over $500 million	.40% .35%
JNL/S&P Total Yield Fund	$0 to $500 million Over $500 million	.40% .35%
JNL/S&P Mid 3 Fund	$0 to $1 billion Over $1 billion	.50% .45%
JNL/S&P International 5 Fund	$0 to $1 billion Over $1 billion	.45% .40%
JNL/S&P 4 Fund	All Assets	0%
JNL/S&P Managed Conservative Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Managed Moderate Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Managed Moderate Growth Fund	$0 to $500 million Over $500 million	.13% .08%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/S&P Managed Growth Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Managed Aggressive Growth Fund	$0 to $500 million Over $500 million	.13% .08%
JNL Disciplined Moderate Fund	$0 to $500 million Over $500 million	.13% .08%
JNL Disciplined Moderate Growth Fund	$0 to $500 million Over $500 million	.13% .08%
JNL Disciplined Growth Fund	$0 to $500 million Over $500 million	.13% .08%